PIA Moderate Duration Bond Fund
Advisor Class

A series of Advisors Series Trust

September 20, 2013

Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
each dated March 30, 2013

Based upon a recommendation by Pacific Income Advisers, Inc. (the “Advisor”), the investment advisor to the PIA Moderate Duration Bond Fund (the “Fund”), the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”), has determined to close and liquidate the Fund.  The Advisor has concluded that it has not been able to generate sufficient assets in the Fund to make the Fund viable.  As a result, the Board concluded that it would be in the best interests of the Fund and Fund shareholders that the Fund be closed and liquidated as a series of the Trust.  In connection with this, the Board has adopted a plan of liquidation.   Please note that the Fund will be liquidating its assets on October 31, 2013.  You are welcome, however, to redeem your shares before that date.

Effective immediately, in anticipation of the liquidation, the Fund is no longer accepting purchases.  In addition, effective September 23, 2013, the Advisor will begin an orderly transition of the Fund’s portfolio to cash and cash equivalents and the Fund will thereafter no longer be pursuing its investment objective.  Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by October 30, 2013, will automatically be redeemed on October 31, 2013 and net cash proceeds, less any required withholdings, will be sent to the address of record.

If you hold your shares in an IRA account, you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at 1-877-626-6080 prior to October 30, 2013 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the Fund has not received your redemption request or other instruction by October 30, 2013, your shares will be redeemed on October 31, 2013, and you will receive your proceeds from the Fund, subject to any required withholding.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on October 31, 2013.

Please contact the Fund at 1-800-251-1970 if you have any questions.

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Please retain this Supplement with your
Prospectus, Summary Prospectus and SAI for future reference.